SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 8, 2016 (December 16, 2015)

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Durham Hall, 52 Farm View Drive, New Gloucester, Maine	04260
(Address of principal executive offices)	(Zip Code)

(207) 688-6363

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 16, 2015, UIL Holdings Corporation, a Connecticut corporation (“UIL”), became a wholly-owned subsidiary of Avangrid, Inc., a New York corporation (formerly Iberdrola USA, Inc. and referred to herein as the “Company”), as a result of the merger of Green Merger Sub, Inc., a Connecticut corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), with UIL, with Merger Sub surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of February 25, 2015, by and among the Company, Merger Sub, and UIL. Following the completion of the Merger, Merger Sub was renamed “UIL Holdings Corporation.” On December 18, 2015, the Company filed a Current Report on Form 8-K (the “Original Report”) to report the completion of the Merger.

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K. This amendment makes no other amendments to the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of UIL as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, were filed by UIL with the Securities and Exchange Commission on Form 10-K on February 26, 2015 and are incorporated herein by reference as Exhibit 99.1.

The unaudited consolidated financial statements of UIL as of September 30, 2015 and for the three and nine months ended September 30, 2015 and September 30, 2014, as well as the accompanying notes thereto, were filed by UIL with the Securities and Exchange Commission on Form 10-Q on November 2, 2015 and are incorporated herein by reference as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial statements for the nine months ended September 30, 2015 and for the year ended December 31, 2014, and the unaudited pro forma combined balance sheet as of September 30, 2015, giving effect to the Merger, are filed as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Document

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited financial statements of UIL Holdings Corporation as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 (incorporated by reference to UIL’s Annual Report on Form 10-K, filed on February 26, 2015)

99.2	Unaudited consolidated financial statements of UIL Holdings Corporation as of September 30, 2015 and for the three and nine months ended September 30, 2015 and September 30, 2014 (incorporated by reference to UIL’s Quarterly Report on Form 10-Q, filed on November 2, 2015)

99.3	Unaudited pro forma combined financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2016	AVANGRID, INC.
(Registrant)

	By:	/s/ R. Scott Mahoney
	Name:	R. Scott Mahoney
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Document

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited financial statements of UIL Holdings Corporation as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 (incorporated by reference to UIL’s Annual Report on Form 10-K, filed on February 26, 2015)

99.2	Unaudited consolidated financial statements of UIL Holdings Corporation as of September 30, 2015 and for the three and nine months ended September 30, 2015 and September 30, 2014 (incorporated by reference to UIL’s Quarterly Report on Form 10-Q, filed on November 2, 2015)

99.3	Unaudited pro forma combined financial statements